                                                                    EXHIBIT 99.i


                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                    CRICO OF OCEAN WALK LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                    CRICO of Ocean Walk Limited Partnership

                               TABLE OF CONTENTS



                                                                    PAGE


INDEPENDENT AUDITORS' REPORT                                           3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES -
       INCOME TAX BASIS                                                5


     STATEMENT OF PROFIT AND LOSS -
       INCOME TAX BASIS                                                6


     STATEMENT OF PARTNERS' DEFICIT -
       INCOME TAX BASIS                                                8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                        9


     NOTES TO FINANCIAL STATEMENTS                                    10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Ocean Walk Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Ocean Walk Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Ocean Walk Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not exercise its rights under the loan agreement subsequent to that date.

                                                  /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 30, 1995

                    CRICO of Ocean Walk Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994


                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                                    $16,161,210
  Personal property                                               176,590
                                                              -----------

                                                               16,337,800
  Less accumulated depreciation                                 1,084,321
                                                              -----------

                                                               15,253,479
  Land                                                          4,378,943
                                                              -----------

                                                               19,632,422
  Tenants' security deposits, separately
    held in an interest-bearing account                           134,647
  Cash and investments held by the
    bond servicer                                                 231,496
                                                              -----------

                                                               19,998,565

OTHER ASSETS
  Cash                                            $167,065
  Accounts receivable - tenants                     29,431
  Prepaid insurance                                 76,793
  Subscriptions receivable                             100
  Utility deposits                                   8,300        281,689
                                                  --------    -----------
                                                              $20,280,254
                                                              ===========


                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL ESTATE
  Mortgage payable                                            $19,826,000
  Accrued interest payable                                      1,340,913
                                                              -----------
                                                               21,166,913
  Tenants' security deposits
    liability                                                     134,620
  Accrued mortgage servicing fee                                  299,357
                                                              -----------
                                                               21,600,890

OTHER LIABILITIES
  Accounts payable                                                 53,601
  Accrued expenses                                                 41,752
                                                              -----------
          Total liabilities                                    21,696,243

PARTNERS' DEFICIT                                              (1,415,989)
                                                              -----------
                                                              $20,280,254
                                                              ===========

                       See notes to financial statements

Statement of                                         U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax                         AND URBAN DEVELOPMENT
Basis                                                Office of Housing
                                                     Federal Housing
                                                     Commissioner
                                                                         [LOGO]
                                      OMB Approval No. 2502-0052 (exp. 8/31/92)
--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

-------------------------------------------------------------------------------------------------------------------
For Month/Period                                   Project Number:           Project Name: CRICO of
Beginning: 1/1/94 (inception)   Ending: 12/31/94                               Ocean Walk Limited Partnership
-------------------------------------------------------------------------------------------------------------------
Part I                           DESCRIPTION OF ACCOUNT                ACCOUNT NO.      AMOUNT*
-------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)              5120       $2,904,052
                --------------------------------------------------------------------------------
                Tenant Assistance Payments                                 5121       $
                --------------------------------------------------------------------------------
   RENTAL       Furniture and Equipment                                    5130       $    4,758
                --------------------------------------------------------------------------------
   INCOME       Stores and Commercial                                      5140       $
                --------------------------------------------------------------------------------
    5100        Garage and Parking Spaces                                  5170       $   19,486
                --------------------------------------------------------------------------------
                Flexible Subsidy Income                                    5180       $
                --------------------------------------------------------------------------------
                Miscellaneous (Specify) Prepaid Rent                       5190       $   29,861
                ---------------------------------------------------------------------------------------------------
                TOTAL RENT REVENUE   Potential at 100% Occupancy                                        $ 2,958,157
-------------------------------------------------------------------------------------------------------------------
                Apartments                                                 5220       $( 158,961)
                --------------------------------------------------------------------------------
                Furniture and Equipment                                    5230       $(        )
                --------------------------------------------------------------------------------
  VACANCIES     Stores and Commercial                                      5240       $(        )
                --------------------------------------------------------------------------------
    5200        Garage and Parking Spaces                                  5270       $(        )
                --------------------------------------------------------------------------------
                Miscellaneous (Specify)                                    5290       $(        )
                ---------------------------------------------------------------------------------------------------
                TOTAL VACANCIES                                                                         $  (158,961)
                ---------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE   Rent Revenue Less Vacancies                                        $ 2,799,196
-------------------------------------------------------------------------------------------------------------------
                ELDERLY AND CONGREGATE SERVICES INCOME-5300
                TOTAL SERVICE INCOME (SCHEDULE ATTACHED)                   5300       $
-------------------------------------------------------------------------------------------------------------------
                Interest Income-Project Operations                         5410       $      978
                --------------------------------------------------------------------------------
  FINANCIAL     Income from Investments-Residual Receipts                  5430       $
                --------------------------------------------------------------------------------
   REVENUE      Income from Investments-Reserve for Replacement            5440       $    4,523
                --------------------------------------------------------------------------------
    5400        Income from Investments-Miscellaneous                      5490       $    6,397
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL REVENUE                                                                 $    11,898
-------------------------------------------------------------------------------------------------------------------
                Laundry and Vending - One-Time Laundry Fee $35,000         5910       $   61,838
                --------------------------------------------------------------------------------
                NSF and Late Charges                                       5920       $   13,909
                --------------------------------------------------------------------------------
   OTHER        Damages and Cleaning Fees                                  5930       $   20,702
                --------------------------------------------------------------------------------
  REVENUE       Forfeited Tenant Security Deposits                         5940       $   20,237
                --------------------------------------------------------------------------------
   5900         OTHER REVENUE (SPECIFY) See Note C                         5990       $  380,249
                ---------------------------------------------------------------------------------------------------
                TOTAL OTHER REVENUE                                                                     $   496,935
                ---------------------------------------------------------------------------------------------------
                TOTAL REVENUE                                                                           $ 3,308,029
-------------------------------------------------------------------------------------------------------------------
                Advertising                                                6210       $    8,845
                --------------------------------------------------------------------------------
                Other Renting Expenses See Note C                          6250       $    8,953
                --------------------------------------------------------------------------------
                Office Salaries                                            6310       $   53,489
                --------------------------------------------------------------------------------
                Office Supplies                                            6311       $    6,634
                --------------------------------------------------------------------------------
                Office or Model Apartment Rent                             6312       $
                --------------------------------------------------------------------------------
ADMINISTRATIVE  Management Fee                                             6320       $   89,291
                --------------------------------------------------------------------------------
  EXPENSES      Manager or Superintendent Salaries                         6330       $   34,092
                --------------------------------------------------------------------------------
  6200/6300     Manager or Superintendent Rent Free Unit                   6331       $
                --------------------------------------------------------------------------------
                Legal Expenses (Project)                                   6340       $    2,221
                --------------------------------------------------------------------------------
                Auditing Expenses (Project)                                6350       $    5,750
                --------------------------------------------------------------------------------
                Bookkeeping Fees/Accounting Services                       6351       $    1,345
                --------------------------------------------------------------------------------
                Telephone and Answering Services                           6360       $    6,436
                --------------------------------------------------------------------------------
                Bad Debts                                                  6370       $   30,788
                --------------------------------------------------------------------------------
                Miscellaneous Administrative Expenses (See Note C)         6390       $   11,757
                ---------------------------------------------------------------------------------------------------
                TOTAL ADMINISTRATIVE EXPENSES                                                           $   259,601
-------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                              6420       $
                --------------------------------------------------------------------------------
  UTILITIES     Electricity                                                6450       $  102,487
                --------------------------------------------------------------------------------
   EXPENSE      Water                                                      6451       $   43,992
                --------------------------------------------------------------------------------
    6400        Gas                                                        6452       $
                --------------------------------------------------------------------------------
                Sewer                                                      6453       $   97,378
                ---------------------------------------------------------------------------------------------------
                TOTAL UTILITIES EXPENSE                                                                 $   243,857
-------------------------------------------------------------------------------------------------------------------

*  All amounts must be           Page 1 of 2             form HUD-92410  (7/91)
   rounded to the nearest                                   ref Handbook 4370.2
   dollar, $.50 and over,
   round up - $.49 and
   below round down.

-------------------------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                               6510       $   23,535
                --------------------------------------------------------------------------------
                Janitor and Cleaning Supplies                              6515       $    2,880
                --------------------------------------------------------------------------------
                Janitor and Cleaning Contract                              6517       $   37,225
                --------------------------------------------------------------------------------
                Exterminating Payroll/Contract                             6519       $   13,593
                --------------------------------------------------------------------------------
                Exterminating Supplies                                     6520       $
                --------------------------------------------------------------------------------
                Garbage and Trash Removal                                  6525       $   82,406
                --------------------------------------------------------------------------------
                Security Payroll/Contract                                  6530       $   36,000
                --------------------------------------------------------------------------------
                Grounds Payroll                                            6535       $
                --------------------------------------------------------------------------------
                Grounds Supplies                                           6536       $    2,558
                --------------------------------------------------------------------------------
OPERATING AND   Grounds Contract                                           6537       $   18,880
                --------------------------------------------------------------------------------
 MAINTENANCE    Repairs Payroll                                            6540       $   76,879
                --------------------------------------------------------------------------------
  EXPENSES      Repairs Material                                           6541       $    3,599
                --------------------------------------------------------------------------------
   6500         Repairs Contract                                           6542       $   32,287
                --------------------------------------------------------------------------------
                Elevator Maintenance/Contract                              6545       $   10,416
                --------------------------------------------------------------------------------
                Heating/Cooling Repairs and Maintenance                    6546       $
                --------------------------------------------------------------------------------
                Swimming Pool Maintenance/Contract                         6547       $    8,449
                --------------------------------------------------------------------------------
                Snow Removal                                               6548       $
                --------------------------------------------------------------------------------
                Decorating Payroll/Contract                                6560       $
                --------------------------------------------------------------------------------
                Decorating Supplies                                        6561       $   67,490
                --------------------------------------------------------------------------------
                Other - Fire Loss Expense                                  6570       $  162,327
                --------------------------------------------------------------------------------
                Misc. Operating and Maintenance Expenses (See Note C)      6590       $      109
                ---------------------------------------------------------------------------------------------------
                TOTAL OPERATING AND                                                                     $   578,633
-------------------------------------------------------------------------------------------------------------------
                MAINTENANCE EXPENSES
                --------------------------------------------------------------------------------
                Real Estate Taxes                                          6710       $  204,555
                --------------------------------------------------------------------------------
                Payroll Taxes (FICA)                                       6711       $   28,733
                --------------------------------------------------------------------------------
                Miscellaneous Taxes, Licenses and Permits                  6719       $    3,862
                --------------------------------------------------------------------------------
  TAXES AND     Property and Liability Insurance (Hazard)                  6720       $  104,771
                --------------------------------------------------------------------------------
  INSURANCE     Fidelity Bond Insurance                                    6721       $
                --------------------------------------------------------------------------------
    6700        Workmen's Compensation                                     6722       $   12,904
                --------------------------------------------------------------------------------
                Health Insurance & Other Employee Benefits                 6723       $   14,650
                --------------------------------------------------------------------------------
                Other Insurance (Specify)                                  6729       $
                ---------------------------------------------------------------------------------------------------
                TOTAL TAXES AND INSURANCE                                                               $   369,475
-------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                  6810       $
                --------------------------------------------------------------------------------
                Interest on Mortgage Payable                               6820       $1,774,427
                --------------------------------------------------------------------------------
  FINANCIAL     Interest on Notes Payable (Long-Term)                      6830       $
                --------------------------------------------------------------------------------
  EXPENSES      Interest on Notes Payable (Short-Term)                     6840       $
                --------------------------------------------------------------------------------
    6800        Mortgage Insurance Premium/Service Charge                  6850       $  123,912
                --------------------------------------------------------------------------------
                Miscellaneous Financial Expenses                           6890       $   31,714
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL EXPENSES                                                                $ 1,930,053
-------------------------------------------------------------------------------------------------------------------
  ELDERLY &     Total Service Expenses-Schedule Attached                   6900       $
                ---------------------------------------------------------------------------------------------------
 CONGREGATE     Total Cost of Operations Before Depreciation                                            $ 3,381,619
                ---------------------------------------------------------------------------------------------------
  SERVICE       PROFIT (LOSS) BEFORE DEPRECIATION                                                       $   (73,590)
                ---------------------------------------------------------------------------------------------------
  EXPENSES      Depreciation (Total)-6600 (Specify)                        6600                         $  (614,820)
                ---------------------------------------------------------------------------------------------------
   6900         OPERATING PROFIT OR (LOSS)                                                              $  (688,410)
-------------------------------------------------------------------------------------------------------------------
                Officer Salaries                                           7110       $
                --------------------------------------------------------------------------------
CORPORATE OR    Legal Expenses (Entity)                                    7120       $
                --------------------------------------------------------------------------------
  MORTGAGOR     Taxes (Federal-State-Entity)                              7130-32     $
                --------------------------------------------------------------------------------
   ENTITY       Other Expenses (Entity)                                    7190       $
                ---------------------------------------------------------------------------------------------------
  EXPENSES      TOTAL CORPORATE EXPENSES                                                                $
                ---------------------------------------------------------------------------------------------------
    7100        NET PROFIT OR (LOSS)                                                                    $   688,410
-------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------
PART II
-------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement
    are less or more than those required under the mortgage.                                            $       N/A
-------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if
    payments may be temporarily suspended or waived.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                     $       N/A
-------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------

                                 Page 2 of 2                      Form HUD-92410

                       See notes to financial statements

                    CRICO of Ocean Walk Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning                                   $  (727,579)
Net loss                                                          (688,410)
                                                               -----------
Partners' deficit, end                                         $(1,415,989)
                                                               ===========


                       See notes to financial statements

                    CRICO of Ocean Walk Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994



Cash flows from operating activities
  Net loss                                                     $(688,410)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                                 614,820
    Tenants' security deposits - net                             (50,023)
    Increase in accounts receivable - tenants                     (9,483)
    Decrease in prepaid insurance                                  2,380
    Increase in accrued interest                                 167,651
    Decrease in accounts payable - operations                     (6,623)
    Decrease in accrued expenses                                  (1,020)
    Increase in accrued mortgage servicing fee                   123,815
    Decrease in cash and investments held
      by the bond servicer                                        35,794
                                                               ---------
          Net cash provided by operating activities              188,901
                                                               ---------
Cash flows from investing activities
  Increase in cash and investments held by the
    bond servicer                                                (20,107)
  Increase in building                                           (13,162)
  Increase in personal property                                 (144,406)
                                                               ---------
          Net cash used in investing activities                 (177,675)
                                                               ---------
Cash flows from financing activities
  Increase in accounts payable - fixed assets                     23,040
                                                               ---------
          Net cash provided by financing activities               23,040
                                                               ---------
          NET INCREASE IN CASH                                    34,266
Cash, beginning                                                  132,799
                                                               ---------
Cash, end                                                      $ 167,065
                                                               =========
Supplemental disclosure of cash flow information
  Cash paid during the year for interest                      $1,606,776
                                                              ==========

                       See notes to financial statements

                    CRICO of Ocean Walk Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Florida in March, 1993, for the purpose of constructing, owning and operating a rental housing project. The project consists of 296 units located in Key West, Florida and operates under the name of Ocean Walk Apartments. Operations began March 16, 1993

Income Tax Basis of Accounting
------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized when collected.

Investment in Real Estate and Depreciation
------------------------------------------

Investment in real estate is carried at cost.

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

Income Taxes
------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

Provision for Doubtful Accounts
-------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

Rental Income
-------------

Rental income is recognized as rentals become due. Rents received in advance are recognized when collected. All leases between the partnership and tenants of the property are operating leases.

NOTE B - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of Ocean Walk, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project.

Cash and Investments Held by Bond Servicer
------------------------------------------

Mortgage Escrow
---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

Reserve for Replacements
------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposits into the reserve for replacement account is $53,700 for 1994 and each year thereafter until such time as the balance in the reserve equals or exceeds $300,000. Thereafter, no monthly deposits are required unless the balance falls below $300,000.

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

At December 31, 1994, cash and investments held by the bond servicer consist of the following:

                                                             Reserve
                                    Additional                 for
                                       funds     Mortgage    replace-
                          escrows     escrows      ments      Total
                         ---------  -----------  ---------  ----------
[S]                      [C]        [C]          [C]        [C]

Balance at
  December 31, 1993      $ 35,794     $  63,841     $138,598     $ 238,233

Deposits                        -       336,000       62,649       398,649
Transfers                 (35,835)      (19,700)           -       (55,535)
Interest income                41         6,356        4,523        10,920

Withdrawals:
  Taxes                         -      (204,555)           -      (204,555)
  Insurance                     -      (102,391)           -      (102,391)
  Withdrawals                   -             -      (53,700)      (53,700)
  Service charge                -             -         (125)         (125)
                         --------     ---------     --------     ---------
Balance at
  December 31, 1994      $      -     $  79,551     $151,945     $ 231,496
                         ========     =========     ========     =========


Mortgage Payable
----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the Florida Housing Finance Agency in the total amount of $19,826,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund III, Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is April 1, 2000. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

The mortgage note provides for base interest payable at the rate of 8.95% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 5.55% per annum, out of 55% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (Continued)
----------------

As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $1,340,913. Interest accrues on the unpaid base interest at a compounded rate of 8.95%.

During the year ended December 31, 1994, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $118,229, primary contingent interest of $297,390 and supplemental contingent interest of $1,100,343. At December 31, 1994, interest accrued on the unpaid base interest primary and supplemental contingent interest and construction period base interest of $8,675,711 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                                                 Currently
                                  Deferred        payable         Total
                                 ----------     ------------    ----------

Base interest                    $        -     $ 1,774,427     $1,774,427
Interest on interest                118,229               -        118,229
Primary contingent interest         297,390               -        297,390
Supplemental contingent
  interest                        1,100,343               -      1,100,343
                                 ----------     -----------     ----------

Total interest incurred           1,515,962       1,774,427     $3,290,389
                                                                ==========

Accrued interest, beginning       7,159,749       1,173,346
Interest paid                             -      (1,606,860)
                                 ----------

Accrued interest, ending         $8,675,711     $ 1,340,913
                                 ==========     ===========

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (Continued)
----------------

Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, $299,357 has been accrued and $123,912 was charged to operations.

Management Agreement
--------------------

Commencing November 1, 1993, CRICO Management of Minnesota, Inc., a related party, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsi-bilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Management Agreement (Continued)
--------------------

Management fees are equal to 3.0% of Gross Revenues received, as defined. Management fees paid to CRICO Management of Minnesota, Inc. of $7,216 were charged to operations during 1994. For the year ended December 31, 1994, management fees totalling $89,291 were charged to operations and $7,891 is payable at December 31, 1994.


NOTE C - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS
         (FORM 92410)
  Other revenue (Account No. 5990) consists of the following:

      Utility reimbursements                    $ 99,128
      Corporate unit income                       47,802
      Other receipts                               8,344
      Application fees                             7,678
      Non-refundable fees                          2,800
      Bad debt collections                         2,664
      Pet fee income                                 600
      Storage locker income                          240
      Insurance proceeds                         162,327
      Security deposit adjustment                 48,666
                                                --------
                                                $380,249
                                                ========

Miscellaneous administrative (Account No. 6390) consists of the following:

      Employee relations                        $  4,681
      Furniture rental                             4,059
      Miscellaneous                                3,017
                                                 -------
                                                 $11,757
                                                 =======

                    CRICO of Ocean Walk Limited Partnership

                               December 31, 1994



NOTE C - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS
         (FORM 92410) (Continued)
Other renting expenses (Account No. 6250) consists of the following:

      Resident retention                          $2,844
      Rent concessions                             2,455
      Resident referrals                             959
      Credit reports                               2,695
                                                  ------
                                                  $8,953
                                                  ======


  Miscellaneous operating and maintenance (Account No. 6590) consists of the following:

      Vehicle expense                               $109
                                                    ====